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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                NOVEMBER 15, 2005
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                      FINANCIAL TELECOM LIMITED (USA), INC.
             (Exact name of registrant as specified in its charter)


                 NEVADA                               58-2670972
     (State or other jurisdiction            (IRS Employer Identification
           of incorporation)                          File Number)

              1701 - 689 GUANGDONG ROAD, SHANGHAI, PR CHINA 200001
                    (Address of Principal Executive Offices)

                                 +86-21-33040830
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure

Signature


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Item 7.01.  REGULATION FD DISCLOSURE

The following information is furnished under Item 7.01, "Regulation FD Disclosure". This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Registrant hereby announces its intention to divest ("spin-off") the operations of Fintel (USA) Limited, a wholly owned subsidiary registered in Hong Kong.

To facilitate the spin-off, the Registrant will:

     1.   form a new company in Nevada, USA;
     2. exchange all of its shareholdings in Fintel (USA) Limited, for common stock of the new company;
     3. distribute all its shareholdings in the new company to the holders of the Registrant's common stock who are registered with the Registrant as of November 18, 2005 (the "Record Date").

The spin-off is conditional upon the successful application for listing or inclusion of the new company's common stock in a stock exchange or quotation system.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Financial Telecom Limited (USA), Inc.
                                                                    (REGISTRANT)

Date: November 15, 2005
                                                              By: /s/ David Chen
                                              ----------------------------------
                                                                      David Chen
                                                         Chief Executive Officer